Exhibit 10.21

           AMENDMENT NO. 1 AND CONSENT TO LOAN AND SECURITY AGREEMENT


                                                              November 2, 2001

Congress Financial Corporation (Southern)
200 Galleria Parkway, Suite 1500
Atlanta, Georgia 30339

   Re:  Loan and Security Agreement, dated October 11, 2000

Ladies and Gentlemen:

     Congress Financial Corporation (Southern) ("Lender") and Galion, Inc. ("Galion"), Valentec Wells, LLC, formerly known as Valentec International Corporation, LLC ("Valentec"), Safety Components Fabric Technologies, Inc. ("SCFT"), Automotive Safety Components International, Inc. ("Automotive International"), Automotive Safety Components International GmbH & Co. KG ("German Borrower"), Automotive Safety Components International Limited ("UK Borrower" and together with Galion, Valentec, SCFT, Automotive International and German Borrower, individually each a "Borrower" and collectively, "Borrowers"), Safety Components International, Inc. ("Safety"), ASCI Holdings Germany (DE), Inc. ("ASCI Germany"), ASCI Holdings U.K. (DE), Inc. ("ASCI UK"), ASCI Holdings Mexico (DE), Inc. ("ASCI Mexico"), ASCI Holdings Czech (DE), Inc. ("ASCI Czech"), Automotive Safety Components International, S.A. de C.V. ("Automotive Safety Mexico") and Automotive Safety Components International s.r.o. ("Automotive Safety Czech" and together with Safety, ASCI Germany, ASCI UK, ASCI Mexico, ASCI Czech and Automotive Safety Mexico, each individually a "Guarantor" and collectively, "Guarantors") have entered into financing arrangements pursuant to which Lender has made and may make loans and advances to Borrowers as set forth in the Loan and Security Agreement, dated October 11, 2000, by and among Lender, Borrowers and Guarantors (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, together with this Amendment (all of the foregoing, including the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements"). All capitalized terms used herein shall have the meaning assigned thereto in the Loan Agreement, unless otherwise defined herein.

     UK Borrower has advised Lender that it has entered into an Agreement, dated November 2, 2001 (the "TISPP Purchase Agreement"), by and between UK Borrower and TISPP UK Limited (the "Seller"), pursuant to which the Seller has agreed to sell, and UK Borrower has agreed to acquire, the Seller's automotive inflatable airbag business (the "TISPP Acquired Assets") presently conducted at Cadley Hill Industrial Estate, Swadlincote, Derbyshire, England (the "TISPP Premises") for an aggregate purchase price of 3,000,000 pounds sterling, all as more fully set forth in the TISPP Purchase Agreement.

     Borrowers and Guarantors have requested that Lender agree to amend the Loan Agreement as set forth below, and Lender is willing to agree to such requests subject to the terms and conditions contained herein.

     In consideration of the forgoing and the agreements and covenants contained herein, and for other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments

     (a)  Definitions.

          (i) Additional Definitions. Section 1 of the Loan Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

               "TISPP" shall mean TISPP UK Limited, a company incorporated under the laws of England and Wales with company number 446036.

               "TISPP Acquired Assets" shall mean the assets sold by TISPP to UK Borrower as set forth on Schedule 1 hereto.

               "TISPP Purchase Agreement" shall mean the Agreement, dated November 2, 2001, by and between UK Borrower and TISPP, as the same may be amended, supplemented or otherwise modified from time to time.

               "TISPP  Purchase   Documents"   shall  mean  the  TISPP  Purchase
          Agreement and all documents, agreements and instruments executed and/or delivered in connection therewith or relating thereto.

          (ii) Amendment to Definition of Eligible Inventory. Section 1.35 of the Loan Agreement is hereby amended by adding the following clause immediately before the period at the end of the second sentence thereof:

               "; and (r) any finished goods which bear or otherwise utilize (and any raw materials which will bear or otherwise utilize) the "Woodville" trade name or any derivation thereof."

     (b)  Encumbrances.  Section 9.8 of the Loan  Agreement is hereby amended by
(a) deleting the period at the end of clause (j) thereof and replacing it with "; and" and (b) adding at the end of such Section a new clause (k) as follows:

          "(k) liens and security interests of TISPP on the TISPP Acquired Assets to secure the Indebtedness of UK Borrower permitted under Section 9.9(h)."

     (c)  Indebtedness.  Section 9.9 of the Loan  Agreement is hereby amended by
(a) deleting the period at the end of clause (g) thereof and replacing it with "; and" and (b) adding at the end of such Section a new clause (h) as follows:

          "(h) Indebtedness of UK Borrower to TISPP evidenced by or arising under the TISPP Purchase Agreement (as in effect on the date hereof); provided, that:

               (i) the principal amount of such Indebtedness shall not exceed 2,000,000 pounds sterling, less the aggregate amount of all repayments, repurchases or redemptions thereof, whether optional or mandatory, and no interest thereon shall be payable,

               (ii) Borrowers and Guarantor shall not, directly or indirectly, make any payments in respect of such Indebtedness, except that UK Borrower may make regularly scheduled payments of principal when due in accordance with the terms of the TISPP Purchase Agreement (as in effect on the date hereof),

               (iii) Lender shall have received true, correct and complete copies of the TISPP Purchase Agreement and the other material TISPP Purchase Documents, duly executed and delivered by the parties thereto,

               (iv) Borrowers and Guarantor  shall not,  directly or indirectly,
          (A) amend, modify, alter or change any of the terms of such Indebtedness or any of the TISPP Purchase Documents, except that, UK Borrower may, after prior written notice to Lender, amend, modify, alter or change the terms thereof so as to extend the maturity thereof or defer the timing of any payments in respect thereof, or to forgive or cancel any portion of such Indebtedness other than pursuant to payments thereof, or (B) redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, except for payments expressly permitted by Section 9.9(h)(ii), and


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

               (v) Borrowers and Guarantors shall furnish to Lender all notices or demands in connection with such Indebtedness either received by a Borrower or Guarantor or on its behalf promptly after the receipt thereof, or sent by a Borrower or Guarantor or on its behalf concurrently with the sending thereof, as the case may be."

          (d) Loans, Investments, Guarantees, Etc. Section 9.10 of the Loan Agreement is hereby amended by (a) deleting the period at the end of clause
     (p) thereof and replacing it with "; and" and (b) adding at the end of such Section and new clause (q) as follows:

               "(q) the acquisition by UK Borrower of the TISPP Acquired Assets in accordance with the terms of the TISPP Purchase Agreement (as in effect on the date hereof); provided, that:

                    (i) the  aggregate  amount of the purchase  price payable in respect of the TISPP Acquired Assets shall not exceed 3,000,000 pounds sterling, not more than 1,000,000 pounds sterling of which shall be payable at the closing of such acquisition;

                    (ii) Borrowers and Guarantors and their Subsidiaries,  other than UK Borrower, shall not be directly or indirectly liable (by virtue of such Borrower or Guarantor or Subsidiary being the primary obligor on, guarantor of, or otherwise liable) in respect of any amounts from time to time owing under or in connection with the TISPP Purchase Documents;

                    (iii) none of the TISPP Acquired Assets shall be included in the Borrowing Base of any Borrower; and

                    (iv) the  occurrence  of a default with respect to the TISPP
               Purchase Documents shall not result in, or permit any holder of any Indebtedness of any Borrower or Guarantor or Subsidiary owing to any Person (other than TISPP) to declare, a default with respect to such Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity.

2. Consents. Subject to the terms and conditions contained herein and notwithstanding anything to the contrary contained in the Loan Agreement, including without limitation Section 9.12 thereof, and the other Financing Agreements, Lender hereby consents to (a) the sale by UK Borrower to Automotive Safety Czech, Automotive Safety Germany or a newly formed (or to be formed) Romanian Subsidiary of Safety (the "Romanian Subsidiary") of the portion of the TISPP Acquired Assets consisting of Equipment (the "TISPP Acquired Equipment") in consideration of Indebtedness from Automotive Safety Czech, Automotive Safety Germany or the Romanian Subsidiary, as the case may be, to UK Borrower, and (b) the relocation of the TISPP Acquired Equipment to a location in the Czech Republic, Romania, United Kingdom or Germany; provided, that, (i) such Indebtedness shall not be evidenced by a promissory note or other instrument and
(ii) on the date of such sale or relocation, no Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default, shall exist or have occurred and be continuing.

3. Representations, Warranties and Covenants. Each Borrower and Guarantor, jointly and severally, represents, warrants and covenants with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making or providing of any Loans or Letter of Credit Accommodations by Lender to
Borrowers:

     (a)  neither  the  execution  and  delivery  of this  Amendment,  the TISPP
Purchase Agreement or the documents, agreements or instruments executed or delivered in connection therewith or related thereto (collectively, with the TISPP Purchase Agreement, the "TISPP Purchase Documents"), nor the consummation of the transactions herein or therein contemplated, nor compliance with the provisions hereof or thereof are in contravention of any law or regulation or any order or decree of any court or Governmental Authority applicable to Borrowers or Guarantors or any of their respective Subsidiaries in any respect, or conflict with or result in the breach of, or constitutes a default in any respect under any mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower or Guarantor is a party or may be bound, or violates any provision of the Certificate of Incorporation or By-Laws of any Borrower or Guarantor; and


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

     (b) no Event of Default or act, condition or event which with notice or passage or time or both would constitute an Event of Default, exists or has occurred and is continuing.

4. Conditions Precedent. The amendments and consent set forth herein shall be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

     (a) the receipt by Lender of an original of this Amendment, duly authorized, executed and delivered by Borrowers and Guarantors;

     (b) the receipt by Lender of the TISPP Purchase Agreement and the other material TISPP Purchase Documents (including, without limitation, the chattel mortgage, the deed of postponement, the transition services agreement and the underlease agreement), duly authorized, executed and delivered by the parties thereto, which shall be in form and substance satisfactory to Lender;

     (c) the receipt by Lender of evidence (including, without limitation, any discharge or release of any liens of security interests in the TISPP Acquired Assets), in form and substance satisfactory to Lender, that (i) Lender holds valid, perfected fixed charges, security interests and liens on the TISPP Acquired Assets, superior in priority to all other charges, security interests and liens in favor of all Persons except for the Seller, (ii) all lien registrations relating to the TISPP Acquired Assets in favor of Lender shall have been duly filed and recorded and (iii) all certificates of registration have been filed with respect to the TISPP Acquired Assets consisting of intellectual property;

     (d) the receipt by Lender of: (i) a collateral assignment of the TISPP Purchase Documents, duly authorized, executed and delivered by UK Borrower and acknowledged by the Seller, in form and substance satisfactory to Lender, and
(ii) a supplemental equipment mortgage, duly authorized, executed and delivered by UK Borrower, in form and substance satisfactory to Lender;

     (e) all requisite corporate action and proceedings in connection with this Amendment shall be satisfactory in form and substance to Lender, and Lender shall have received all information and copies of all documents, including records of requisite corporate action and proceedings which Lender may have requested in connection therewith, such documents where requested by Lender or its counsel to be certified by appropriate corporate officers or governmental authorities; and

     (f) the receipt by Lender of such reports as to the Collateral and the lending formulas of each Borrower as Lender shall reasonably request, which shall be presented on a pro forma basis after giving effect to the transactions contemplated by the TISPP Purchase Documents.

5. General.

     (a) Effect of this Amendment. Except as expressly provided herein, no other changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent any conflict exists between the terms of this Amendment and the Financing Agreements, the terms of this Amendment shall control.

     (b) Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of laws or other rules of law that would result in the application of the law of any jurisdiction other than the State of New York).


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

     (c) Binding Effect. This Amendment is binding upon and shall inure to the benefit of Lender, Borrowers, Guarantors and their respective successors and assigns. Any amendment or consent contained herein shall not be construed to constitute an amendment or consent to any other or further action by Borrowers or Guarantors or to entitle Borrowers or Guarantors to any other amendment or consent. The Loan Agreement and this Amendment shall be read and construed as one agreement.

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


     (d) Counterparts, etc. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original but all of which when taken together shall constitute one and the same instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto. This Amendment may be executed and delivered by telecopier with the same force and effect as if it were a manually executed and delivered counterpart.

                                    SAFETY COMPONENTS FABRIC
                                    TECHNOLOGIES, INC.

                                    By:____________________________

                                    Title:_________________________

                                    AUTOMOTIVE SAFETY COMPONENTS
                                    INTERNATIONAL, INC.

                                    By:____________________________

                                    Title:_________________________

                                    AUTOMOTIVE SAFETY COMPONENTS
                                    INTERNATIONAL GmbH & Co. KG

                                    By:____________________________

                                    Title:_________________________

                                    AUTOMOTIVE SAFETY COMPONENTS
                                    INTERNATIONAL LIMITED

                                    By:____________________________

                                    Title:_________________________

                                    VALENTEC WELLS, LLC (formerly known
                                    as Valentec International Corporation, LLC)

                                    By:____________________________

                                    Title:_________________________

                                    SAFETY COMPONENTS INTERNATIONAL, INC.

                                    By:____________________________

                                    Title:_________________________


                       [SIGNATURES CONTINUE ON NEXT PAGE]


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




                                    ASCI HOLDINGS GERMANY (DE), INC.

                                    By:____________________________

                                    Title:_________________________

                                    ASCI HOLDINGS U.K. (DE), INC.

                                    By:____________________________

                                    Title:_________________________

                                    ASCI HOLDINGS MEXICO (DE), INC.

                                    By:____________________________

                                    Title:_________________________

                                    ASCI HOLDINGS CZECH (DE), INC.

                                    By:____________________________

                                    Title:_________________________

                                    AUTOMOTIVE SAFETY COMPONENTS
                                    INTERNATIONAL, S.A. de C.V.

                                    By:____________________________

                                    Title:_________________________

                                    AUTOMOTIVE SAFETY COMPONENTS
                                    INTERNATIONAL S.R.O.

                                    By:____________________________

                                    Title:_________________________


AGREED:

CONGRESS FINANCIAL CORPORATION
(SOUTHERN)

By: _________________________________

Title: ______________________________


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